                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 18, 2004

                            WAYPOINT FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                      0-22399                  25-1872581
       ------------                      -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

   235 N. Second Street, Harrisburg, PA                                 17101
   ------------------------------------                                ------
 (Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code: 717-236-4041

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

GENERAL


ITEM 8.01  Other Events

        a. Exhibit 20.1 - NOTICE TO ALL PARTICIPANTS IN WAYPOINT FINANCIAL CORP DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                WAYPOINT FINANCIAL CORP.



DATE:    November 18, 2004                      By: /S/ David E. Zuern
                                                    ------------------
                                                    David E. Zuern
                                                    President
                                                    Chief Executive Officer